     As Filed with the Securities and Exchange Commission on April 30, 2001

                                                      1933 Act File No. 33-78648
                                                      1940 Act File No. 811-8500

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

POST-EFFECTIVE AMENDMENT NO.   10                                            [X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

AMENDMENT NO.   12                                                           [X]

                        REAL ESTATE SECURITIES FUND, INC.
           (Formerly Flag Investors Real Estate Securities Fund, Inc.)

               (Exact Name of Registrant as Specified in Charter)


                                One South Street
                               Baltimore, MD 21202

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 730-1313

                             Daniel O. Hirsch, Esq.
                      One South Street, Baltimore, MD 21202

                     (Name and address of agent for service)


                         Copy to: Richard W. Grant, Esq.
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103



                  It is proposed that this filing will become effective:

                  _____ immediately upon filing pursuant to paragraph (b)
                  __X__ on May 1, 2001 pursuant to paragraph (b)
                  _____ 60 days after filing pursuant to paragraph (a)(i)
                  _____ on________________ pursuant to paragraph (a)(i)
                  _____ 75 days after filing pursuant to paragraph (a)(ii)
                  _____ on________________ pursuant to paragraph (a)(ii)
                        of Rule 485.

                  If appropriate, check the following box:

                   _____ This post-effective amendment designates a new
                         effective date for a previously filed post-effective amendment.

Deutsche Asset Management

Mutual Fund
Prospectus

May 1, 2001


Class A and B Shares

Real Estate Securities Fund, Inc.
(Formerly Flag Investors Real Estate Securities Fund, Inc.)


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.]



A Member of the
Deutsche Bank Group [/]

This mutual fund (the `Fund') seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry inside the US.

The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Class A Shares and Class B Shares of the Fund. These separate classes give you a choice of sales charges and fund expenses. (See the section entitled `Sales Charges'.)



TABLE OF CONTENTS
-----------------

Investment Summary ........................   1

Fees and Expenses of the Fund .............   2

Investment Program ........................   3

The Fund's Net Asset Value ................   4

How to Buy Shares .........................   4

How to Redeem Shares ......................   5

Telephone Transactions ....................   6

Sales Charges .............................   6

How to Choose the Class
  That Is Right for You ...................   8

Dividends and Taxes .......................   9

Investment Advisor and Sub-Advisor ........   9

Financial Highlights ......................  11

INVESTMENT SUMMARY

--------------------------------------------------------------------------------

Objective and Strategies


      The Fund seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry inside the US. These common stocks include stocks of real estate operating companies and real estate investment trusts ('REITs'). Real estate investing may produce capital appreciation and income -- the two components of total return. In selecting investments for the Fund, the investment advisor and sub-advisor (collectively, the 'Advisors') use a combination of industry and company analyses. Industry analysis involves assessing the stage of the business cycle for each sector and market. Company analysis seeks to identify companies that the Advisors believe have strong management, successful track records, good prospects for future growth, and financial flexibility. The Advisors attempt to purchase securities at attractive relative valuations. The resulting portfolio is diversified in the real estate sector. The Fund's investment portfolio will consist mainly of 'core holdings,' but may also include 'special situations.' Core holdings are investments in companies that rank high on all or most of the Advisors' selection criteria and that the Advisors believe are attractively priced. Special situations are companies that the Advisors believe offer above-average total return potential, but may not satisfy all of the investment criteria of a core holding.


Risk Profile


      The Fund may be suited for you if you are willing to accept the risks and uncertainties of the real estate market in the hope of earning total return while diversifying your investment portfolio.
      General Stock Risk. The value of an investment in the Fund will vary from day to day based on changes in the prices of the securities the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio.



      Real Estate and REIT Risks. Investing in the securities of real estate-related companies involves many of the risks of investing directly in real estate. These risks include declining real estate values, changing economic conditions and increasing interest rates. In addition, the Fund's investments in REITs entail special risks. REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type.

      Style Risk. As with any investment style, the method used by the Advisors in selecting the Fund's 'core holdings' may underperform another investment style. In addition, the Fund's investment in 'special situations' may cause the Fund to experience additional price volatility.

      If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Fund Performance

      The following bar chart and table show the performance of the Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is a historical record and does not necessarily indicate how the Fund will perform in the future.

                                Class A Shares*
                          For years ended December 31,

32.70%             22.01%            -20.82%         -2.85%          30.04%
--------------------------------------------------------------------------------
1996               1997               1998           1999            2000

-------------------
* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period from December 31, 2000 through March 31, 2001, the year-to-date return for Class A Shares was (2.78)%.

     During the five-year period shown in the bar chart, the highest return for a quarter was 17.77% (quarter ended 12/31/96) and the lowest return for a quarter was (16.25)% (quarter ended 9/30/98).

Average Annual Total Return (for periods ended December 31, 2000)




                                                                         Wilshire Real Estate
                             Class A Shares(1)     Class B Shares(1)     Securities Index(2)     S&P 500 Index(2)
                            -------------------   -------------------   ---------------------   -----------------
Past One Year ...........     22.88%                24.02%                30.70%                  (9.10)%
Past Five Years .........      8.88%                 9.02%                11.41%                  18.33%
Since Inception .........     10.39%(3)             10.52%(3)             11.76%(4)               21.34%(4)


-----------

(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the current maximum sales charges.

(2) The Wilshire Real Estate Securities Index is an unmanaged market capitalization weighted index of publicly traded real estate securities, such as REITs, Real Estate Operating Companies (REOCs) and partnerships. The Index comprises companies whose charter is the equity ownership and operation of commercial real estate. The Index is rebalanced monthly and returns are calculated on a buy and hold basis. The Standard & Poor's 500 Index (the 'S&P 500 Index') is an unmanaged index that is a widely recognized benchmark of general market performance. These two indices do not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(3) For the period from 1/3/95 through 12/31/00.
(4) For the period from 12/31/94 through 12/31/00.


FEES AND EXPENSES OF THE FUND

--------------------------------------------------------------------------------
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




                                                                                 Class A Shares          Class B Shares
                                                                              Initial Sales Charge    Deferred Sales Charge
                                                                             ----------------------  ----------------------
Shareholder Fees:
 (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
 offering price) ..........................................................            5.50%(1)                None
Maximum Deferred Sales Charge (Load) (as a percentage of original
 purchase price or redemption proceeds, whichever is lower) ..................         1.00%(1)                5.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.. .............            None                    None
Redemption Fee ............................................................            None                    None
Exchange Fee ..............................................................            None                    None
Annual Fund Operating Expenses:
 (expenses that are deducted from Fund assets)
Management Fees ...........................................................            0.65%                   0.65%
Distribution and/or Service (12b-1) Fees ..................................            0.25%                   0.75%
Other Expenses (including a 0.25% shareholder servicing fee for Class B
 Shares) ..................................................................            0.88%                   1.13%
                                                                                    --------                --------
Total Annual Fund Operating Expenses ......................................            1.78%                   2.53%
Less Fee Waivers ..........................................................           (0.53)%(3)              (0.53)%(3)
                                                                                    -------                 -------
Net Expenses ..............................................................            1.25%                   2.00%
                                                                                    =======                 =======


-----------
(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares but, you may pay a deferred sales charge if you redeem your shares within two years after your purchase unless you are otherwise eligible for a sales charge waiver or reduction. (See the section entitled 'Sales Charges -- Redemption Price'.)

(2) You will pay a deferred sales charge if you redeem your Class B Shares within six years after your purchase. The amount of the charge declines over time and eventually reaches zero. Seven years after your purchase, your Class B Shares automatically convert to Class A Shares. (See the section entitled 'Sales Charges -- Redemption Price'.)

(3) The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.25% of the Class A Shares' average daily net assets and 2.00% of the Class B Shares' average daily net assets. This agreement will continue until at least April 30, 2002 and may be extended.

Example:

     This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and the fee waiver and expense reimbursement apply during the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 year     3 years     5 years     10 years
                            --------   ---------   ---------   ---------
Class A Shares ..........   $670       $1,031      $1,415      $2,488
Class B Shares ..........   $703       $1,037      $1,498      $2,555


     You would pay the following expenses if you did not redeem your shares:

                             1 year     3 years     5 years     10 years
                            --------   ---------   ---------   ---------
Class A Shares ..........   $670       $1,031      $1,415      $2,488
Class B Shares ..........   $203       $  737      $1,298      $2,555


     Federal regulations require that the Example reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled 'Sales Charges'.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM

--------------------------------------------------------------------------------

Investment Objective, Policies and Risk
Considerations


      The Fund seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry. These common stocks include stocks of real estate operating companies and REITs.

      The Advisors are responsible for managing the Fund's investments. (See the section entitled 'Investment Advisor and Sub-Advisor'.) In selecting the Fund's investments, the Advisors use a selection process that combines industry and company analyses. Industry analysis involves assessing the stage of the business cycle for each sector and market. Company analysis seeks to identify companies that the Advisors believe have strong management, successful track records, good prospects for future growth, and financial flexibility. For example, the Advisors seek management teams that have demonstrated the ability to increase the value of commercial property and attract high quality tenants. Then, using their own model, the Advisors measure a variety of factors to find companies that are attractively priced. These factors include a company's expected return, intrinsic value, and measures of its potential for growth versus the value of its securities. The resulting portfolio is diversified by sector and region.


      The Advisors divide the portfolio's holdings into two groups: core holdings and special situations. Core holdings comprise the bulk of the portfolio and are defined as companies that satisfy or rank high on all or most of the Advisors' selection criteria and are attractively priced. Special situations are companies that the Advisors believe offer above-average total return potential, but may not satisfy all of the investment criteria of a core holding. They are usually added to the portfolio in anticipation of a specific event or revaluation, and are typically sold when specific goals are realized.

      The Fund will invest in the common stocks of REITs. REITs are companies that manage a portfolio of real estate investments. These investments may be either equity or debt investments. Equity REITs are companies that directly own real estate and realize income primarily from renting properties and selling them for capital gains. Mortgage REITs specialize in lending money to building developers. They realize income by earning interest income on these loans. Hybrid REITs have a mix of both types of investments.

      An investment in the Fund involves risks. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. In addition, common stocks of companies principally engaged in the real estate industry have many of the same risks of directly investing in real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding, increased competition and increases in interest rates resulting in increased financing costs.

      The Fund's investments in REITs are subject to special risks. Equity REITs may be affected by changes in the value of the underlying property they own. Mortgage REITs may be affected by the quality of the credit they extend. Hybrid REITs are affected by both types of risk. REITs depend on specialized management skills, may invest in a limited number of properties, and may concentrate in a particular region or property type. REITs must also satisfy specific Internal Revenue Code provisions before they are qualified to pass income through to shareholders without paying taxes. When the Fund invests in a REIT, shareholders will bear a share of the operating expenses of the REIT in addition to similar expenses of the Fund.

      As with any investment style, the method used by the Advisors in selecting the Fund's core holdings may underperform another investment style. In addition, the Fund's investment in special situations may cause the Fund to experience additional price volatility.

      There can be no guarantee that the Fund will achieve its goals.

      To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in short-term money market instruments, investments that would not ordinarily be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

THE FUND'S NET ASSET VALUE

--------------------------------------------------------------------------------

      The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem either class of shares, the amount you receive may be reduced by a sales charge. See the section entitled 'Sales Charges' for details on how and when these charges may or may not be imposed.

      The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 pm (Eastern
Time), it could be earlier, particularly on the day before a holiday. Contact Investment Company Capital Corp., the Fund's transfer agent ('ICCC' or 'Transfer Agent'), to determine whether the Fund will close early before a particular holiday. The net asset value per share of a class is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the number of outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.

      In valuing its assets, the Fund's investments are priced at their market value. When a price quote for a particular security is not readily available or when a quote may be unreliable, the security is priced at its 'fair value' using procedures approved by the Fund's Board of Directors.

      You may buy or redeem shares on any day the New York Stock Exchange is open for business (a 'business day'). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next business day's net asset value per share.

      The following sections describe how to buy and redeem shares.

HOW TO BUY SHARES

--------------------------------------------------------------------------------


      You may buy either class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. The Fund accepts payments for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. You may also buy shares directly from the Fund. Contact the Transfer Agent for details.


      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

Minimum Account Investments



Initial investment in Class A or B shares .............   $2,000
Subsequent investments ................................   $  100
IRA account, initial investment .......................   $1,000
Initial investment for shareholders of other
  Deutsche Asset Management Funds' Class A, B
  and C Shares ........................................   $  500
Automatic investing plan, initial investment ..........   $  250
  Bi-weekly or monthly plan subsequent
    investments .......................................   $  100
  Quarterly plan subsequent investments ...............   $  250
  Semi-annual plan subsequent investments .............   $  500
Minimum investment for qualified retirement plans
  (such as 401(k), pension or profit sharing plans)....   $    0
Account balance:
  Non-retirement account ..............................   $  500
  IRA account .........................................   $    0



      Accounts opened through a shareholder servicing agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their discretion to waive or reduce the investment minimum.


Investing Regularly

      You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent or the Transfer Agent.

      Automatic Investing Plan. You may elect to make a regular bi-weekly, monthly, quarterly or semi-annual investment in either class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

      Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Deutsche Asset Management funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

      Systematic Purchase Plan. You may also purchase either class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES

--------------------------------------------------------------------------------

      You may redeem either class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming $50,000 or less) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. See the section entitled 'Telephone Transactions' for more information on this method of redemption.

      Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

o A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

o If you are redeeming shares worth more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.

o Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

o Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund reserves the right to redeem the remaining shares after giving you 60 days' notice. The Fund also reserves the right to redeem shares in kind under certain circumstances.


      If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, quarterly, semi-annually or annually under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.


TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------


      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Deutsche Asset Management fund by calling the Transfer Agent on any business day between the hours of 8:30 am and 7:00 pm (Eastern Time). You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.


      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES

--------------------------------------------------------------------------------

Purchase Price


      The price you pay to buy shares is the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                           Class A
                                   Sales Charge as a % of
                                  -------------------------
                                   Offering     Net Amount       Class B
       Amount of Purchase            Price       Invested      Sales Charge
-------------------------------   ----------   ------------   -------------
  Less than $ 50,000...........      5.50%        5.82%              None
  $ 50,000 - $ 99,999..........      4.50%        4.71%              None
  $ 100,000 - $249,999.........      3.50%        3.63%              None
  $ 250,000 - $499,999.........      2.50%        2.56%              None
  $ 500,000 - $999,999.........      2.00%        2.04%              None
  $1,000,000 and over..........      None         None               None
---------------------------------------------------------------------------



      Although you do not pay an initial sales charge when you invest $1 million or more in Class A Shares or when you buy any amount of Class B Shares, you may pay a sales charge when you redeem your shares. See the section entitled 'Redemption Price' for details. Your securities dealer may be paid a commission at the time of your purchase.

      The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

      Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Deutsche Asset Management fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for reduced sales charges. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.


      Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. Each time you make a purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of your Class A Shares will be redeemed to pay this difference.

      Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:


o If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the prior 90 days.

o If you are exchanging an investment in another Deutsche Asset Management fund for an investment in this Fund (see the section entitled 'Purchases by Exchange' for a description of the conditions).

o If you are a current or retired Director of this or any affiliated Fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors, a broker-dealer authorized to sell shares of the Fund or an investment advisor or sub-advisor to any fund in the Deutsche Asset Management family of funds.


o If you are buying shares in any of the following types of accounts:

  -- A qualified retirement plan;


  -- A Deutsche Asset Management fund payroll savings plan program;


  -- A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.


Purchases by Exchange

      You may exchange Class A or B shares of any other Deutsche Asset Management fund for an equal dollar amount of Class A or B Shares of the Fund, respectively, without payment of the sales charges described above or any other charge, up to four times a calendar year. You may not exchange Deutsche Asset Management Cash Reserve Prime Shares for shares of the Fund unless you acquired those shares through a prior exchange from Class A or B shares of another Deutsche Asset Management fund. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.


      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

      The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.


                            Sales Charge as a Percentage of
                             the Dollar Amount Subject to
                                        Charge
                              (as a % of Cost or Value)
                            ------------------------------
                                Class A         Class B
   Years Since Purchase      Sales Charge     Sales Charge
-------------------------   --------------   -------------
  First .................       1.00%*           5.00%
  Second ................       1.00%*           4.00%
  Third .................       None             3.00%
  Fourth ................       None             3.00%
  Fifth .................       None             2.00%
  Sixth .................       None             1.00%
  Seventh and Thereafter.       None             None
----------------------------------------------------------


------------------------
* You will pay a sales charge when you redeem Class A Shares within two years of purchase only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.

      Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:


o No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

o If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

o If you acquired your shares through an exchange of shares of another Deutsche Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to May 7, 2001, you will pay the sales charge that was in effect at the time of your original purchase.

o The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

      Waiver of Sales Charge. You may redeem shares without paying a sales charge under any of the following circumstances:

o If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

o If your redemption represents the minimum required distribution from an IRA or other retirement plan.

o If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

o If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

  -- The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

  -- Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

o If you are redeeming Class A Shares, your original investment was at least $3 million and your securities dealer has agreed to return to the Fund's distributor any payments it received when you bought your shares.

      Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

--------------------------------------------------------------------------------

      Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

      If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1 million or more, no sales charge if you redeem them.


      If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses.

      Your securities dealer is paid a fee when you buy shares and an annual fee as long as you hold your shares. For Class A and B Shares, the annual fee begins when you purchase your shares. In addition to these payments, the Fund's Advisors may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.

      Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plans and Shareholder Servicing


      The Fund has adopted a plan under Rule 12b-1 that allows it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares. In addition, the Fund has entered into a Shareholder Service Agreement. The Fund may pay shareholder servicing fees on Class B Shares. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B Shares pay an annual distribution fee equal to 0.75% of average daily net assets and an annual shareholder servicing fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of monthly dividends and to distribute net realized capital gains at least annually.

Certain Federal Income Tax Consequences

      The following summary is based on current tax laws, which may change.

      The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gain distributions are generally taxable at the rates applicable to long-term capital gain regardless of how long you have owned your shares. Each sale or exchange of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Deutsche Asset Management fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends upon your marginal tax rate and how long you have held your shares.

      If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

      If you are a non-US investor in the Fund you may be subject to US withholding and estate tax, as well as foreign taxes. You are encouraged to consult your tax advisor prior to investing in the Fund.

      More information about taxes is in the Statement of Additional
Information.

      Please contact your tax advisor if you have specific questions about federal, state, local or foreign income taxes.

INVESTMENT ADVISOR AND SUB-ADVISOR

--------------------------------------------------------------------------------


      Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the Fund's investment advisor and LaSalle Investment Management (Securities), L.P. ('LaSalle' or the 'Sub-Advisor') is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of March 31, 2001, funds managed by ICCC totaled approximately $12.5 billion in net assets. LaSalle is a registered investment advisor which, at March 31, 2001, advised mutual funds with approximately $31.5 million in net assets.

      ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of LaSalle. LaSalle is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates.

      As compensation for its advisory services for the fiscal year ended December 31, 2000, ICCC received from the Fund a fee equal to 0.12% (net of fee waivers) of the Fund's average daily net assets. ICCC compensates LaSalle out of its advisory fee. ICCC has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's total annual operating expenses do not exceed 1.25% of the Class A Shares' average daily net assets and 2.00% of the Class B Shares' average daily net assets. This agreement will continue until at least April 30, 2002 and may be extended.

      The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank, AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. LaSalle, a Maryland limited partnership, is a registered investment advisor that is indirectly controlled by Jones Lang LaSalle Incorporated, an international real estate investment management company.

Portfolio Managers


      William K. Morrill, Jr., the Fund's Senior Portfolio Manager, and Keith
R. Pauley, one of the Co-Portfolio Managers of the Fund, have shared primary responsibility for managing the Fund's assets since its inception. James A. Ulmer III, a Vice President of the Fund, has shared primary responsibility for managing the Fund's assets since September 1998.

      Mr. Morrill, Managing Director and Chief Executive Officer of LaSalle, has 21 years of investment experience and has been a portfolio manager with LaSalle or its predecessors since 1986. He was President of the Fund from 1995 to 2000.

      Mr. Pauley, Managing Director of LaSalle, has over 15 years of investment experience and has been a portfolio manager with LaSalle or its predecessors since 1986. He was Executive Vice President of the Fund from 1995 to 2000.

      Mr. Ulmer, a Principal of LaSalle, has over 30 years of experience in real estate and REIT investment, development and investment banking. Prior to joining LaSalle in April of 1997, he was a portfolio analyst and strategist for AIRES Real Estate Services from 1993 to 1997. Prior to 1993, he was President of the Parkway Companies, owners and developers of office and industrial properties, and a bank and real estate securities analyst for T. Rowe Price Associates.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

     The financial highlights tables are intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.



                    (For a share outstanding throughout each period)
----------------------------------------------------------------------------------------
                                                          For the Year Ended December 31,
Class A Shares                                            -------------------------------
                                                                2000            1999
                                                          ----------------  ------------
Per Share Operating Performance:
 Net asset value at beginning of period ................     $   10.74       $   11.64
                                                             ---------       ---------
Income from Investment Operations:
 Net investment income .................................          0.64            0.53
 Net realized and unrealized gain/(loss) on
   investments .........................................          2.53           (0.85)
                                                             ---------       ---------
 Total from Investment Operations ......................          3.17           (0.32)
                                                             ---------       ---------
Less Distributions:
 Distributions from net investment income ..............         (0.46)          (0.44)
 Distributions from net realized capital gains .........         (0.02)          (0.14)
 Return of capital .....................................           ---              --
 Total distributions ...................................         (0.48)          (0.58)
                                                             ---------       ---------
 Net asset value at end of period ......................     $   13.43       $   10.74
                                                             =========       =========
Total Return(1) ........................................         30.04%          (2.85)%
Ratios to Average Daily Net Assets:
 Expenses Before Waivers ...............................          1.78%(2)        1.86%
 Expenses After Waivers ................................          1.25%(2)        1.25%
 Net Investment Income .................................          5.42%           4.67%
Supplemental Data:
 Net assets at end of period (000) .....................     $  21,343       $  20,449
 Portfolio turnover rate ...............................            39%              7%



                                                              For the Year Ended December 31,
Class A Shares                                            ----------------------------------------
                                                              1998          1997          1996
                                                          ------------  ------------  ------------
Per Share Operating Performance:
 Net asset value at beginning of period ................   $   15.78     $  13.89      $  11.20
                                                           ---------     --------      --------
Income from Investment Operations:
 Net investment income .................................        0.58         0.52          0.61
 Net realized and unrealized gain/(loss) on
   investments .........................................       (3.79)        2.44          2.90
                                                           ---------     --------      --------
 Total from Investment Operations ......................       (3.21)        2.96          3.51
                                                           ---------     --------      --------
Less Distributions:
 Distributions from net investment income ..............       (0.46)       (0.60)        (0.58)
 Distributions from net realized capital gains .........       (0.43)       (0.47)        (0.22)
 Return of capital .....................................       (0.04)          --         (0.02)
 Total distributions ...................................       (0.93)       (1.07)        (0.82)
                                                           ---------     ---------     ---------
 Net asset value at end of period ......................   $   11.64     $  15.78      $  13.89
                                                           =========     =========     =========
Total Return(1) ........................................      (20.82)%      22.01%        32.70%
Ratios to Average Daily Net Assets:
 Expenses Before Waivers ...............................        1.55%        1.58%         2.28%
 Expenses After Waivers ................................        1.25%        1.25%         1.25%
 Net Investment Income .................................        4.28%        3.87%         5.29%
Supplemental Data:
 Net assets at end of period (000) .....................   $  33,239     $ 41,773      $ 19,816
 Portfolio turnover rate ...............................          24%          35%           23%


-----------
(1)Total return excludes the effect of sales charge.
(2)This ratio excludes custody credits.

                    (For a share outstanding throughout each period)
----------------------------------------------------------------------------------------
                                                          For the Year Ended December 31,
Class B Shares                                            -------------------------------
                                                                2000            1999
                                                          ----------------  ------------
Per Share Operating Performance:
 Net asset value at beginning of period ................     $   10.72       $   11.60
                                                             ---------       ---------
Income from Investment Operations:
 Net investment income .................................          0.53            0.43
 Net realized and unrealized gain/(loss) on
   investments .........................................          2.54           (0.83)
                                                             ---------       ---------
 Total from Investment Operations ......................          3.07           (0.40)
                                                             ---------       ---------
Less Distributions:
 Distributions from net investment income ..............         (0.37)          (0.34)
 Distributions from net realized capital gains .........         (0.02)          (0.14)
 Return of capital .....................................            --              --
                                                             ---------       ---------
 Total distributions ...................................         (0.39)          (0.48)
                                                             ---------       ---------
 Net asset value at end of period ......................     $   13.40       $   10.72
                                                             =========       =========
Total Return(1) ........................................         29.01%          (3.50)%
Ratios to Average Daily Net Assets:
 Expenses Before Waivers ...............................          2.53%(2)        2.61%
 Expenses After Waivers ................................          2.00%(2)        2.00%
 Net Investment Income .................................          4.72%           3.89%
Supplemental Data:
 Net assets at end of period (000) .....................     $   6,771       $   4,725
 Portfolio turnover rate ...............................            39%              7%



                                                              For the Year Ended December 31,
Class B Shares                                            ----------------------------------------
                                                              1998          1997          1996
                                                          ------------  ------------  ------------
Per Share Operating Performance:
 Net asset value at beginning of period ................   $   15.71     $  13.84      $  11.18
                                                           ---------     --------      --------
Income from Investment Operations:
 Net investment income .................................        0.47         0.42          0.52
 Net realized and unrealized gain/(loss) on
   investments .........................................       (3.77)        2.42          2.89
                                                           ---------     --------      --------
 Total from Investment Operations ......................       (3.30)        2.84          3.41
                                                           ---------     --------      --------
Less Distributions:
 Distributions from net investment income ..............       (0.34)        (0.50)       (0.51)
 Distributions from net realized capital gains .........       (0.43)       (0.47)        (0.22)
 Return of capital .....................................       (0.04)          --         (0.02)
                                                           ---------     ---------     ---------
 Total distributions ...................................       (0.81)       (0.97)        (0.75)
                                                           ---------     ---------     ---------
 Net asset value at end of period ......................   $   11.60     $  15.71      $  13.84
                                                           =========     =========     =========
Total Return(1) ........................................      (21.39)%      21.11%        31.67%
Ratios to Average Daily Net Assets:
 Expenses Before Waivers ...............................        2.30%        2.33%         3.03%
 Expenses After Waivers ................................        2.00%        2.00%         2.00%
 Net Investment Income .................................        3.48%        3.12%         4.46%
Supplemental Data:
 Net assets at end of period (000) .....................   $   7,641     $  9,799     $   5,295
 Portfolio turnover rate ...............................          24%          35%           23%


-----------
(1)Total return excludes the effect of sales charge.
(2)This ratio excludes custody credits.

Investment Advisor
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202

Sub-Advisor
LASALLE INVESTMENT MANAGEMENT
(SECURITIES), L.P.
100 East Pratt Street
Baltimore, Maryland 21202

Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, Maine 04101


Transfer Agent
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202
1-800-730-1313


Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, Maryland 21201

Custodian
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006

Fund Counsel
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated May 1, 2001, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:


                              Deutsche Asset Management Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313


You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information on the Public Reference Room, call the SEC at 1-202-942-8090.


Real Estate Securities Fund, Inc.                            CUSIP #756.00Q.108
Class A                                                            #756.00Q.207
Class B                                                      REPRS (05/01)
                                                             811-8500




Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

Deutsche Asset Management


Mutual Fund
Prospectus

May 1, 2001


Institutional Class

Real Estate Securities Fund, Inc.
(Formerly Flag Investors Real Estate Securities Fund, Inc.)


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.]


A Member of the
Deutsche Bank Group [/]

This mutual fund (the `Fund') seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry inside the US.

The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes the Institutional Class of the Fund. The Institutional Class may be purchased only by eligible institutions, certain qualified retirement plans or by investment advisory affiliates of Deutsche Banc Alex. Brown Inc. or the Deutsche Asset Management family of funds on behalf of their clients. (See the section entitled `How to Buy Institutional Class Shares.')


TABLE OF CONTENTS

Investment Summary ...................................   1

Fees and Expenses of the  Institutional Class ........   2

Investment Program ...................................   3

The Fund's Net Asset Value ...........................   4

How to Buy Institutional Class Shares ................   4

How to Redeem Institutional Class  Shares ............   5

Telephone Transactions ...............................   5

Dividends and Taxes ..................................   6

Investment Advisor and Sub-Advisor ...................   6

Financial Highlights .................................   8

INVESTMENT SUMMARY
--------------------------------------------------------------------------------

Objective and Strategies



      The Fund seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry inside the US. These common stocks include stocks of real estate operating companies and real estate investment trusts ('REITs'). Real estate investing may produce capital appreciation and income -- the two components of total return. In selecting investments for the Fund, the investment advisor and sub-advisor (collectively, the 'Advisors') use a combination of industry and company analyses. Industry analysis involves assessing the stage of the business cycle for each sector and market. Company analysis seeks to identify companies that the Advisors believe have strong management, successful track records, good prospects for future growth, and financial flexibility. The Advisors attempt to purchase securities at attractive relative valuations. The resulting portfolio is diversified in the real estate sector. The Fund's investment portfolio will consist mainly of 'core holdings,' but may also include 'special situations.' Core holdings are investments in companies that rank high on all or most of the Advisors' selection criteria and that the Advisors believe are attractively priced. Special situations are companies that the Advisors believe offer above-average total return potential, but may not satisfy all of the investment criteria of a core holding.



Risk Profile



      The Fund may be suited for you if you are willing to accept the risks and uncertainties of the real estate market in the hope of earning total return while diversifying your investment portfolio.

      General Stock Risk. The value of an investment in the Fund will vary from day to day, based on changes in the prices of the securities the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio.




      Real Estate and REIT Risks. Investing in the securities of real estate-related companies involves many of the risks of investing directly in real estate. These risks include declining real estate values, changing economic conditions and increasing interest rates. In addition, the Fund's investments in REITs entail special risks. REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type.


      Style Risk. As with any investment style, the method used by the Advisors in selecting the Fund's 'core holdings' may underperform another investment style. In addition, the Fund's investment in 'special situations' may cause the Fund to experience additional price volatility.


      If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Fund Performance


      The following bar chart and table show the performance of the Institutional Class both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is a historical record and does not necessarily indicate how the Institutional Class will perform in the future.




                              Institutional Class*
                          For years ended December 31,

                         -20.64%     -2.56%      29.79%
                        --------------------------------
                           1998       1999        2000


*For the period from December 31, 2000 through March 31, 2001, the year-to-date return for the Institutional Class was (2.72)%.

     During the three-year period shown in the bar chart, the highest return for a quarter was 12.05% (quarter ended 6/30/00) and the lowest return for a quarter was (16.13)% (quarter ended 9/30/98).



Average Annual Total Return (for periods ended December 31, 2000)




                                                      Wilshire Real Estate
                            Institutional Class(1)    Securities Index(2)    S&P 500 Index(2)
                           ------------------------  ---------------------  -----------------
Past One Year ...........        29.79%                     30.70%                (9.10)%
Since Inception .........         4.81%(3)                   5.67%(3)             17.61%(3)


  -----------
(1)These figures assume the reinvestment of dividends and capital gains distributions.

(2)The Wilshire Real Estate Securities Index is an unmanaged market capitalization weighted index of publicly traded real estate securities, such as REITs, Real Estate Operating Companies (REOCs) and partnerships. The Index comprises companies whose charter is the equity ownership and operation of commercial real estate. The Index is rebalanced monthly and returns are calculated on a buy and hold basis. The Standard & Poor's 500 Index (the 'S&P 500 Index') is an unmanaged index that is a widely recognized benchmark of general market performance. These two indices do not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

(3)For the period from 3/31/97 through 12/31/00.


FEES AND EXPENSES OF THE INSTITUTIONAL CLASS

--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold the Institutional Class.




Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases ....................       None
Maximum Deferred Sales Charge (Load) ................................       None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends .........       None
Redemption Fee ......................................................       None
Exchange Fee ........................................................       None

Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets):
Management Fees .....................................................      0.65%
Distribution and/or Service (12b-1) Fees ............................      None
Other Expenses ......................................................      0.88%
                                                                          -----
Total Annual Fund Operating Expenses ................................      1.53%
                                                                          =====
Less Fee Waivers and Expense Reimbursements .........................     (0.53)%(1)
                                                                          -----
Net Expenses ........................................................      1.00%
                                                                          =====


-----------

(1)The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.00% of the Institutional Class' average daily net assets. This agreement will continue until at least April 30, 2002 and may be extended.



Example:


     This Example is intended to help you compare the cost of investing in the Institutional Class with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Institutional Class for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and the fee waiver and expense reimbursement apply during the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                                  1 year     3 years     5 years     10 years
                                 --------   ---------   ---------   ---------
Institutional Class ..........     $102        $431        $784      $1,778

INVESTMENT PROGRAM
--------------------------------------------------------------------------------

Investment Objective, Policies and Risk
Considerations

      The Fund seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry. These common stocks include stocks of real estate operating companies and REITs.


      The Advisors are responsible for managing the Fund's investments. (See the section entitled 'Investment Advisor and Sub-Advisor'.) In selecting the Fund's investments, the Advisors use a selection process that combines industry and company analyses. Industry analysis involves assessing the stage of the business cycle for each sector and market. Company analysis seeks to identify companies that the Advisors believe have strong management, successful track records, good prospects for future growth, and financial flexibility. For example, the Advisors seek management teams that have demonstrated the ability to increase the value of commercial property and attract high quality tenants. Then, using their own model, the Advisors measure a variety of factors to find companies that are attractively priced. These factors include a company's expected return, intrinsic value, and measures of its potential for growth versus the value of its securities. The resulting portfolio is diversified by sector and region.


      The Advisors divide the portfolio's holdings into two groups: core holdings and special situations. Core holdings comprise the bulk of the portfolio and are defined as companies that satisfy or rank high on all or most of the Advisors' selection criteria and are attractively priced. Special situations are companies that the Advisors believe offer above-average total return potential, but may not satisfy all of the investment criteria of a core holding. They are usually added to the portfolio in anticipation of a specific event or revaluation, and are typically sold when specific goals are realized.


      The Fund will invest in the common stocks of REITs. REITs are companies that manage a portfolio of real estate investments. These investments may be either equity or debt investments. Equity REITs are companies that directly own real estate and realize income primarily from renting properties and selling them for capital gains. Mortgage REITs specialize in lending money to building developers. They realize income by earning interest income on these loans. Hybrid REITs have a mix of both types of investments.


      An investment in the Fund involves risks. Over time common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. In addition, common stocks of companies principally engaged in the real estate industry have many of the same risks of directly investing in real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding, increased competition and increases in interest rates resulting in increased financing costs.


      The Fund's investments in REITs are subject to special risks. Equity REITs may be affected by changes in the value of the underlying property they own. Mortgage REITs may be affected by the quality of the credit they extend. Hybrid REITs are affected by both types of risk. REITs depend on specialized management skills, may invest in a limited number of properties, and may concentrate in a particular region or property type. REITs must also satisfy specific Internal Revenue Code provisions before they are qualified to pass income through to shareholders without paying taxes. When the Fund invests in a REIT, shareholders will bear a share of the operating expenses of the REIT in addition to similar expenses of the Fund.


      As with any investment style, the method used by the Advisors in selecting the Fund's core holdings may underperform another investment style. In addition, the Fund's investment in special situations may cause the Fund to experience additional price volatility.

      There can be no guarantee that the Fund will achieve its goals.


      To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in short-term money market instruments, investments that would not ordinarily be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

THE FUND'S NET ASSET VALUE

--------------------------------------------------------------------------------


      The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 pm (Eastern Time), it could be earlier, particularly on the day before a holiday. Contact Investment Company Capital Corp., the Fund's transfer agent ('ICCC' or 'Transfer Agent'), to determine whether the Fund will close early before a particular holiday. The net asset value per share of the Institutional Class is calculated by subtracting the liabilities attributable to the Institutional Class from their proportionate share of the Fund's assets and dividing the result by the number of outstanding Institutional Class shares.

      In valuing its assets, the Fund's investments are priced at their market value. When a price quote for a particular security is not readily available or when a quote may be unreliable, the security is priced at its 'fair value' using procedures approved by the Fund's Board of Directors.


      You may buy or redeem Institutional Class shares on any day the New York Stock Exchange is open for business (a 'business day'). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next business day's net asset value per share.


      The following sections describe how to buy and redeem Institutional Class shares.




HOW TO BUY INSTITUTIONAL CLASS SHARES

--------------------------------------------------------------------------------


Eligibility Requirements

      You may buy Institutional Class shares if you are any of the following:

      o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

      o An employee benefit plan with assets of at least $50 million.

      o A registered investment adviser or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

      o A client of the private banking division of Deutsche Bank AG.

      o A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or an employee of Deutsche Bank AG and its affiliates, or the spouse or minor child of an employee.

      You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. The Fund accepts payments for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. You may also buy Institutional Class shares directly from the Fund. Contact the Transfer Agent for details.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually as well as orders in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment, your background and the background of other investors or dealers involved.


Investment Minimums


      Your initial investment must be at least $250,000. There are no investment minimums for subsequent investments.


      The minimum initial investment is waived for:


      o Investment advisory affiliates of Deutsche Banc Alex. Brown Inc. or the Deutsche Asset Management family of funds purchasing shares for the accounts of their investment advisory clients.

      o Defined contribution plans with assets of at least $50 million.

      o Clients of the private banking division of Deutsche Bank AG, a Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.

      If the value of your account falls below the $250,000 minimum initial investment amount, the Fund reserves the right to redeem your shares after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.


Purchases by Exchange



      You may exchange Institutional Class shares of any other Deutsche Asset Management fund for an equal dollar amount of Institutional Class shares of the Fund up to four times a calendar year. The Fund may modify or terminate this offer of exchange upon 60 days' notice.



      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.



HOW TO REDEEM INSTITUTIONAL CLASS SHARES

--------------------------------------------------------------------------------


      You may redeem Institutional Class shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If your shares are in an account with the Fund, you may also redeem them by contacting the Transfer Agent by mail or (if you are redeeming $500,000 or less) by telephone. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, servicing agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three business days.


      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.



      If you redeem sufficient shares to reduce your investment to $250,000 or less, the Fund reserves the right to redeem the remaining shares after giving you 60 days' notice. The Fund also reserves the right to redeem shares in kind under certain circumstances.



TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------


      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $500,000 or exchange them for Institutional Class shares of another Deutsche Asset Management fund by calling the Transfer Agent on any business day between the hours of 8:30 am and 7:00 pm (Eastern Time). You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail.

DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

Dividends and Distributions


      The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of monthly dividends and to distribute net realized capital gains at least annually.



Dividend Reinvestment


      Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Deutsche Asset Management funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer, or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.



Certain Federal Income Tax Consequences

      The following summary is based on current tax laws, which may change.


      The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive are subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gain distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale or exchange of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Deutsche Asset Management fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends upon your marginal tax rate and how long you have held your shares.

      If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

      If you are a non-US investor in the Fund you may be subject to US withholding and estate tax, as well as foreign taxes. You are encouraged to consult your tax advisor prior to investing in the Fund.


      More information about taxes is in the Statement of Additional
Information.


      Please contact your tax advisor if you have specific questions about federal, state, local or foreign income taxes.

INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------


      Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the Fund's investment advisor and LaSalle Investment Management (Securities), L.P. ('LaSalle' or the 'Sub-Advisor') is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of March 31, 2001, funds managed by ICCC totaled approximately $12.5 billion in net assets. LaSalle is a registered investment advisor which, at March 31, 2001, advised mutual funds with approximately $31.5 million in net assets.


      ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of LaSalle. LaSalle is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.


      As compensation for its services for the fiscal year ended December 31, 2000, ICCC received from the Fund a fee equal to 0.12% (net of fee waivers) of the Fund's average daily net assets. ICCC compensates LaSalle out of its advisory fee. ICCC has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's total annual operating expenses do not exceed 1.00% of the average daily net assets of the Institutional Class. This agreement will continue until at least April 30, 2002 and may be extended. ICCC also may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.

      The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank, AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. LaSalle, a Maryland limited partnership, is a registered investment advisor that is indirectly controlled by Jones Lang LaSalle Incorporated, an international real estate investment management company.

Portfolio Managers

      William K. Morrill, Jr., the Fund's Senior Portfolio Manager, and Keith
R. Pauley, one of the Co-Portfolio Managers of the Fund, have shared primary responsibility for managing the Fund's assets since its inception. James A. Ulmer III, a Vice President of the Fund, has shared primary responsibility for managing the Fund's assets since September 1998.

      Mr. Morrill, Managing Director and Chief Executive Officer of LaSalle, has 21 years of investment experience and has been a portfolio manager with LaSalle or its predecessors since 1986. He was President of the Fund from 1995 to 2000.

      Mr. Pauley, Managing Director of LaSalle, has over 15 years of investment experience and has been a portfolio manager with LaSalle or its predecessors since 1986. He was Executive Vice President of the Fund from 1995 to 2000.

      Mr. Ulmer, a Principal of LaSalle, has over 30 years of experience in real estate and REIT investment, development and investment banking. Prior to joining LaSalle in April of 1997, he was a portfolio analyst and strategist for AIRES Real Estate Services from 1993 to 1997. Prior to 1993, he was President of the Parkway Companies, owners and developers of office and industrial properties, and a bank and real estate securities analyst for T. Rowe Price Associates.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Institutional Class shares' financial performance since the class began operations. Certain information reflects financial results for a single Institutional Class share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.


(For a Institutional Class share outstanding throughout each period)
--------------------------------------------------------------------



                                                                                                          For the Period
                                                                                                          March 31, 1997(1)
                                                                       For the Years Ended                    Through
                                                                          December 31,                     December 31,
Institutional Class                                        -------------------------------------------   ----------------
                                                                2000           1999           1998             1997
                                                           -------------   -----------   -------------   ----------------
Per Share Operating Performance:
 Net asset value at beginning of period ................     $ 10.84         $ 11.74       $  15.91          $ 14.19
                                                             -------         -------       --------          -------
Income from Investment Operations:
 Net investment income .................................        0.63(3)         0.58           0.58             0.47
 Net realized and unrealized gain/(loss) on
   investments .........................................        2.54           (0.87)         (3.78)            2.14
                                                             --------        -------       --------          -------
Total from Investment Operations .......................        3.17           (0.29)         (3.20)            2.61
                                                             --------        -------       --------          -------
Less Distributions:
 Distributions from net investment income ..............       (0.49)          (0.47)         (0.50)          ( 0.42)
 Distributions from net realized capital gains .........       (0.02)          (0.14)         (0.43)          ( 0.47)
                                                             --------        -------       --------          -------
 Return of capital .....................................          --              --          (0.04)              --
                                                             --------        -------       --------          -------
 Total distributions ...................................       (0.51)          (0.61)         (0.97)          ( 0.89)
                                                             --------        -------       --------          -------
 Net asset value at end of period ......................     $ 13.50         $ 10.84       $  11.74          $ 15.91
                                                             ========        =======       ========          =======
Total Return ...........................................       29.79%          (2.56)%       (20.64)%          18.84%

Ratios to Average Daily Net Assets:
 Expenses Before Waivers ...............................        1.53%(4)        1.61%          1.28%            1.39%(2)
 Expenses After Waivers ................................        1.00%(4)        1.00%          1.00%            1.00%(2)
 Net Investment Income .................................        5.37%           5.18%          4.73%            4.30%(2)

Supplemental Data:
 Net assets at end of period (000) .....................     $    30         $   585       $    582         $    288
 Portfolio turnover rate ...............................          39%              7%            24%              35%


-----------
(1) Commencement of operations.
(2) Annualized.
(3) Per share net investment income is calculated using the average shares method for the fiscal year 2000.
(4) This ratio excludes custody credits.

Investment Advisor
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202

Sub-Advisor
LASALLE INVESTMENT MANAGEMENT
(SECURITIES), L.P.
100 East Pratt Street
Baltimore, Maryland 21202

Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, Maine 04101


Transfer Agent
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202
1-800-730-1313


Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, Maryland 21201

Custodian
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006

Fund Counsel
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated May 1, 2001, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:


                              Deutsche Asset Management Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313


You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information on the Public Reference Room, call the SEC at 1-202-942-8090.

Real Estate Securities Fund, Inc.                          CUSIP #756.00Q.306
Institutional Class                                        REPIRS (05/01)
                                                           811-8500







Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                       STATEMENT OF ADDITIONAL INFORMATION





                        REAL ESTATE SECURITIES FUND, INC.
           (Formerly Flag Investors Real Estate Securities Fund, Inc.)

                                One South Street
                            Baltimore, Maryland 21202






 THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ
  IN CONJUNCTION WITH A PROSPECTUS WHICH MAY BE OBTAINED FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING THE FUND, ONE SOUTH STREET,
 BALTIMORE, MARYLAND 21202, OR BY CALLING (800) 730-1313. THE FUND'S FINANCIAL
   STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, AND THE REPORT OF
      INDEPENDENT ACCOUNTANTS ARE INCLUDED IN THE FUND'S ANNUAL REPORT AND INCORPORATED BY REFERENCE INTO THIS STATEMENT OF ADDITIONAL INFORMATION.

              Statement of Additional Information Dated May 1, 2001

                 Relating to the Prospectuses Dated May 1, 2001

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY................................................1
INVESTMENT OBJECTIVE AND POLICIES..............................................1
VALUATION OF SHARES, SUBSCRIPTIONS AND REDEMPTION..............................9
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS..........................10
MANAGEMENT OF THE FUND........................................................15
INVESTMENT ADVISORY AND OTHER SERVICES........................................22
DISTRIBUTION OF FUND SHARES...................................................24
BROKERAGE.....................................................................29
CAPITAL STOCK.................................................................31
SEMI-ANNUAL AND ANNUAL REP0RTS................................................31
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES.............................31
INDEPENDENT ACCOUNTANTS.......................................................32
LEGAL MATTERS.................................................................32
PERFORMANCE INFORMATION.......................................................32
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................34
FINANCIAL STATEMENTS..........................................................35
APPENDIX......................................................................36

GENERAL INFORMATION AND HISTORY

Real Estate Securities Fund, Inc., formerly Flag Investors Real Estate Securities Fund, Inc. (the 'Fund') is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the 'SEC'), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers three classes of shares: Real Estate Securities Fund - Class A Shares, Real Estate Securities Fund - Class B Shares and Real Estate Securities Fund Institutional Class, (collectively, the 'Shares'). Prior to April 9, 2001, the Fund was known as the Flag Investors Real Estate Securities Fund, Inc. Prior to April 27, 2001, the Real Estate Securities Fund Institutional Class was known as the Flag Investors Real Estate Securities Fund Institutional Shares. As used herein, the 'Fund' refers to Real Estate Securities Fund, Inc. and specific references to any class of the Fund's shares will be made using the name of such class.

Important information concerning the Fund is included in the Fund's current Prospectuses, which may be obtained without charge from the Fund's distributor (the 'Distributor') or from Participating Dealers that offer Shares to prospective investors. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the 'SEC'. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

The Fund was incorporated under the laws of the State of Maryland on May 2, 1994. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the '1940 Act'), and its Shares under the Securities Act of 1933, as amended (the '1933 Act'). The Fund began operations on January 3, 1995. The Fund began offering Institutional Class shares on March 31, 1997.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry. The Fund may also invest in equity securities including common stock, rights or warrants to purchase common stock, preferred stock and securities convertible into common stock. There can be no assurance that the Fund will achieve its investment objective.

Under normal conditions at least 65% of the Fund's total assets will be invested in the equity securities of companies principally engaged in the real estate industry. A company is 'principally engaged' in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include among others: real estate investment trusts ('REITs'); master limited partnerships that invest in interests in real estate and that are traded on a national securities exchange; real estate brokers or developers; and companies with substantial real estate holdings, such as paper and lumber producers. The Fund may invest up to 10% of its total assets in securities of foreign real estate companies.

Under normal conditions the portfolio may invest up to 35% of its total assets in securities of companies outside the real estate industry and nonconvertible debt securities such as bonds. The Fund's investment advisor and sub-advisor (collectively, the 'Advisors') currently anticipate that investments outside the real estate industry will be primarily in securities of companies whose products and services are related to the real estate industry. They may include manufacturers and distributors of building supplies, financial institutions that make or service mortgages and companies whose real estate assets are substantial relative to their stock market valuations, such as retailers and railroads.

Real Estate Investment Trusts

REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

REITs are like closed-end investment companies in that they are essentially holding companies that rely on professional managers to supervise their investments.

Master Limited Partnerships

The Fund intends to invest in partnership units of real estate companies organized as master limited partnerships whose ownership interests are publicly traded. For federal income tax purposes, an entity treated as a partnership is not itself a taxpaying entity. Instead, each partner in a partnership is required to take into account in computing his income tax liability his allocable share of the income, gain, loss, deductions and credits of the partnership. Master limited partnerships often own several properties or businesses that are related to real estate development or are themselves heavily invested in real estate. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. The Fund will invest only in partnership units of master limited partnerships that are traded on a national securities exchange.

Debt Securities

        Up to 35% of the Fund's total assets may be invested in debt securities (which do not include, for purposes of this investment policy, convertible debt securities that the Advisors believe have attractive equity characteristics). The Fund may invest in debt securities rated BBB or better by Standard & Poor's Ratings Group ('S&P') or Baa or better by Moody's Investors Service, Inc. ('Moody's') or, if not rated, are of comparable quality as determined by the Advisors. While classified as 'investment grade,' securities rated Baa by Moody's or BBB by S&P have speculative characteristics. (See the Appendix to this Statement of Additional Information for a description of the ratings categories of S&P and Moody's.) In choosing debt securities for purchase by the Fund, the Advisors will employ the same analytical and valuation techniques utilized in managing the equity portion of the Fund's portfolio (see 'Investment Advisory and Other Services').

        The Fund may invest up to 5% of its net assets in zero coupon or other original issue discount securities. These securities pay no current interest but are purchased at a deep discount from the amount due at maturity. When held to maturity, the entire return, which consists of the amortization of discount, is the difference between the purchase price and the amount due at maturity.

        The value of the Fund's investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher rated fixed-income securities. The market value of lower rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which primarily reflect fluctuations in general levels of interest rates.

Risks of Investment in Real Estate Securities

        Even though the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of long-term mortgage funds, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

        The risks of ownership of partnership units of master limited partnerships include those related to changes in economic conditions or changes in real estate and specific property values. One added risk of master limited partnerships is that they do not allow for election of independent directors or trustees to oversee the policies of the partnership. Rather, they rely on a general partner to exercise fiduciary responsibilities.

        In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Risks of Investments in Foreign Securities

        Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, potential difficulties in enforcing contractual obligations and the possibility of extended settlement periods. For additional risk disclosure see 'Repurchase Agreements' and 'When-Issued Securities.'

Money Market Securities

From time to time the Fund may purchase high-quality short-term debt securities, commonly known as money market securities. These securities include direct obligations of the US Government which consist of bills, notes and bonds issued by the US Treasury. Obligations issued by agencies of the US Government, while not direct obligations of the US Government, are either backed by the full faith and credit of the US or are guaranteed by the US Treasury or supported by the issuing agencies' right to borrow from the US Treasury.

The obligations of US commercial banks include certificates of deposit, time deposits and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits earn a specified rate of interest over a definite period of time; however time deposits cannot be traded in the secondary market. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and furnish dollar exchange. Maturities are generally six months or less.

The commercial paper that may be purchased includes variable amount master demand notes, which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded. Variable or floating rate instruments bear interest at a rate that varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Advisors, be equivalent to the ratings applicable to permitted investments for the Fund. The Advisors will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Futures Contracts and Options on Futures Contracts

        The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in 'cash settlement' futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

        The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ('CFTC') with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder.

        Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities that initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. A purchase of an option involves payment of a premium for the option without any further obligation on the part of the Fund.

        Regulations of the CFTC applicable to the Fund currently require that all of the Fund's futures and options on futures transactions are (1) for bona fide hedging purposes, or (2) for other purposes to the extent that the aggregate initial margin deposits and premiums do not exceed 5% of the liquidation value of the Fund's net assets (after taking into account unrealized profits and unrealized losses on any such contracts it has entered into). Margins and premiums on bona fide hedging positions are excluded from this 5% limit. The Advisor reserves the right to comply with such different standards as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

        The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain that might result from an increase in the value of such position. The Fund will establish a segregated account to cover its positions in options and futures transactions. These segregated accounts will be maintained with the Fund's custodian and will be comprised of liquid assets. The ability of the Fund to hedge successfully will depend in part on the Advisor's ability to forecast pertinent market movements, which cannot be assured. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options purchased by the Fund, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce net asset value, while income earned by the Fund from its hedging activities generally will be treated as capital gains.

Other Investment Practices

        In addition, the Fund may enter into repurchase agreements and make purchases of when-issued securities as described below.

        Repurchase Agreements. The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the Fund's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The collateral for these repurchase agreements will be held by a duly appointed sub-custodian. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund must be issued by the US Treasury, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including:

1) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto,

2) possible subnormal levels of income and lack of access to income during this period, and

3) expenses of enforcing its rights.

        When-Issued Securities. The Fund may purchase debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Fund will make commitments to purchase obligations on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the Fund during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

        The Fund will establish segregated accounts with its custodian and will maintain liquid assets in an amount at least equal in value to its commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

        Temporary Investments. For temporary defensive purposes the Fund may invest up to 100% of its assets in short-term money market instruments consisting of securities issued or guaranteed by the US Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year, high-grade commercial paper rated, at the time of purchase, in the top two categories by a national rating agency or determined to be of comparable quality by the Advisors at the time of purchase and other long- and short-term debt instruments that are rated A or higher by S&P or Moody's at the time of purchase. The Fund may hold a portion of its assets in cash. The Fund has the ability to invest in warrants, futures contracts and options, but has no intention to do so during the coming year.

Investment Restrictions

The Fund's investment program is subject to a number of restrictions that reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectuses, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the Fund's outstanding shares. The Fund will not:

        1. With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except the US Government, its agencies and instrumentalities;

        2. Concentrate 25% or more of its total assets in securities of issuers in any one industry, except that the Fund will concentrate in the real estate industry (for these purposes the US Government and its agencies and instrumentalities are not considered an issuer); or

        3. Borrow money, except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment.

        4. Invest in real estate, real estate limited partnership interests or mortgages on real estate, provided that the Fund may invest in marketable securities of companies that invest in real estate, real estate investment trusts and exchange-traded master limited partnerships and may purchase securities secured or otherwise supported by interests in real estate.

        5. Purchase or sell commodities or commodities contracts, provided that the Fund may invest in financial futures and options on such futures.

        6. Act as an underwriter of securities within the meaning of the US federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

        7. Issue senior securities, provided that the Fund may invest in financial futures and options on such futures.

        8. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies.

        9.  Effect short sales of securities.

        10. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

        11. Purchase participations or other direct interest in oil, gas or other mineral exploration or development programs or oil, gas or mineral leases.

        The following investment restrictions may be changed by a vote of the majority of the Board of Directors. The Fund will not:

        1. Invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law.

        2. Invest more than 10% of the Fund's net assets in illiquid securities, including repurchase agreements with maturities of greater than seven days.

VALUATION OF SHARES, SUBSCRIPTIONS AND REDEMPTION

Valuation of Shares

The net asset value per Share is determined daily at the close of regular trading on the New York Stock Exchange, which is ordinarily 4:00 pm (Eastern
Time), each day on which the New York Stock Exchange is open for business (a 'business day'). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These 'late day' agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

Subscriptions

Under normal circumstances, a Fund will sell Shares by check or wire transfer of funds, as described in the Prospectuses. Shareholders may opt to subscribe to a Fund in whole or in part by a contribution of readily available marketable securities to a Portfolio of a Fund.

Redemption

The Fund may suspend the right of redemption or postpone the date of payment during any period when

1) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC;

2) the New York Stock Exchange is closed for other than customary weekend and holiday closings;

3) the SEC has by order permitted such suspension; or

4) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

Under normal circumstances, the Fund will redeem Shares in cash. However, the Board of Directors may determine that it would be in the best interests of the remaining shareholders, to make payment of the redemption price in whole or in part by a distribution of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash and may realize a tax gain or loss at the time of the in kind distribution. The method of valuing portfolio securities is described under 'Valuation of Shares', and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Investors are urged to consult with their tax advisor regarding whether such exemption is available.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the 'Code') and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

The Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company ('RIC') under Subchapter M of the Code. Accordingly, the Fund must, among other things,

1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income (including, generally, certain gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities and currencies; and

2) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year:

   (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and

   (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses.

For purposes of the 90% gross income requirement described above, REITs are stock or securities.

In addition to the requirements described previously, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. In addition, as discussed below, a federal excise tax may be imposed in the event the Fund fails to meet certain additional distribution thresholds.

If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, such distributions generally will be eligible for the dividends-received deduction for corporate shareholders. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Fund Distributions

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares of the Fund or shares of another Deutsche Asset Management fund, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

The Fund may either retain or distribute to shareholders its excess of net realized long-term capital gains over net realized short-term capital losses ('net realized capital gains'). If such gains are distributed as a capital gain distribution, they are taxable to shareholders that are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, you will include such undistributed gains in your income, will increase your basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by you and will be able to claim your share of the tax paid by the Fund as a refundable credit.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce your cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when you sell those shares on which you received the distribution.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Because REIT distributions do not qualify for the dividends-received deduction, it is not expected that the Fund distributions will qualify for the corporate dividends-received deduction.

Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

You should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. You will be taxable on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by the Fund prior to your purchase.

The Fund will provide you with an annual statement describing the federal tax status of distributions paid (or deemed to be paid) to you by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction, if any.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gains, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund. The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments. It is not expected that the Fund will be able to pass through to you your pro-rata share of any foreign taxes paid by the Fund.

Sale or Exchange of Fund Shares

The sale, exchange or redemption of a Fund Share is generally a taxable event for you. Generally, if you hold shares as a capital asset, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if you held the Share for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if you realize a loss on the sale, exchange or redemption of a Share held for six months or less and have previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining your long-term capital gains), you must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gain distribution (or any undistributed net capital gain of the Fund that have been included in determining your long-term capital gains). In addition, any loss you realize on a sale or other disposition of Shares will be disallowed to the extent you repurchase (or enter into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after you dispose of the Shares). This loss disallowance rule will apply to Shares you receive through the reinvestment of dividends during the 61-day period.

In certain cases, the Fund will be required to withhold and remit to the United States Treasury 31% of distributions payable to you if you:

1) have failed to provide a correct tax identification number,

2) are subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends, or

3) have failed to certify to the Fund that you are not subject to backup withholding.

Federal Excise Tax; Miscellaneous Considerations; Effect of Future Legislation

If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on undistributed amounts not meeting the 98% threshhold. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon.

The Fund's investments in partnership units of master limited partnerships, which are taxable as partnerships, will generally not produce income of a type required for qualification as a regulated investment company as discussed above. Holders of partnership units of such master limited partnerships are required to take into account their allocable share of each item of the partnership's income and loss in computing their individual tax liabilities. Further, each such item of income generally retains the same tax attributes in the hands of the unit holder as it has in the hands of the partnership. Accordingly, items of income derived from such master limited partnership units generally will not qualify as 'interest' or 'dividends' and if the aggregate of such income and any other nonqualifying income of the Fund exceeds 10% of the Fund's gross income, the Fund would not be eligible for the special tax treatment afforded regulated investment companies. As a result, the Fund intends to limit its investments in partnership units of master limited partnerships.

If you are a non-US investor in the Fund you may be subject to US withholding and estate tax, as well as foreign taxes. You are encouraged to consult your tax advisor prior to investing in the Fund.

State and Local Tax Considerations

Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting your investment in the Fund.

MANAGEMENT OF THE FUND

Directors and Officers

        The Fund's Board of Directors manages its overall business and affairs. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent.

The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*RICHARD T. HALE, Chairman and President (7/17/45)

     Managing Director, Deutsche Banc Alex. Brown Inc. (formerly DB Alex. Brown
     LLC); Deutsche Asset Management Americas; Director and President, Investment Company Capital Corp. (registered investment advisor); Director and/or President, Deutsche Asset Management mutual funds (registered investment companies); Chartered Financial Analyst. Formerly, Director, ISI Family of Funds (registered investment companies).

RICHARD R. BURT, Director (2/3/47)

     IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company (agribusiness operations), Hollinger International, Inc. (publishing), Homestake Mining (mining and exploration), HCL Technologies (information technology) and Anchor Technologies (gaming software and equipment); Director, Mitchell Hutchins family of funds (registered investment companies); and Member, Textron Corporation International Advisory Council. Formerly, Partner, McKinsey & Company (consulting), 1991-1994; US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany, 1985-1989.

JOSEPH R. HARDIMAN, Director (5/27/37)

     8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Wit Capital Group (registered broker-dealer), Corvis Corporation (optical networks), Brown Investment Advisory & Trust Company (investment advisor), The Nevis Fund (registered investment company) and ISI Family of Funds (registered investment companies). Formerly, Director, Circon Corp. (medical instruments), November 1998-January 1999; President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.), 1985-1987; General Partner, Alex. Brown & Sons (now Deutsche Banc Alex. Brown Inc.), 1976-1985; Director, Flag Investors Emerging Growth Fund, Inc. (now known as Emerging Growth Fund, Inc.) and Flag Investors Short-Intermediate Income Fund, Inc. (now known as Short-Intermediate Income Fund, Inc.) (registered investment companies), resigned 2000.

LOUIS E. LEVY, Director (11/16/32)
     26 Farmstead Road, Short Hills, New Jersey 07078. Director, Household International (banking and finance) and ISI Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants, 1992-1998; Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Director, Kimberly-Clark Corporation (personal consumer products), retired 2000 and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)

     Duke University Investment Counsel, 2200 West Main Street, Suite 240, Durham, North Carolina 27705. Executive Vice President, Investment Counsel, Duke University; Director, Victory Funds (registered investment companies); Lead Director, National Commerce Bank Corporation (NCBC) (banking); Chairman, Winston Hedge Group. Formerly, Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking); Director, AMBAC Treasurers Trust (registered investment company), DP Mann Holdings (insurance) and ISI Family of Funds (registered investment companies); President, Duke Management Company (investments), retired 2000; and Executive Vice President, Duke University (education, research and health care).

REBECCA W. RIMEL, Director (4/10/51)
     The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation); and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management). Formerly, Executive Director, The Pew Charitable Trusts and Director, ISI Family of Funds (registered investment companies).

*TRUMAN T. SEMANS, Director (10/27/26)

     Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, Maryland 21202. Vice Chairman, Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company) (investment advisor); Director and Chairman, Virginia Hot Springs Inc. (property management); and Director of Argonex (biotechnology company). Formerly, Managing Director and Vice Chairman, Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.), Director, Investment Company Capital Corp. (registered investment advisor) and Director, ISI Family of Funds (registered investment companies).

ROBERT H. WADSWORTH, Director (1/29/40)
     4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, Investment Company Administration LLC; President and Trustee, Trust for Investment Managers (registered investment company); President and Director, First Fund Distributors, Inc. (registered broker-dealer); Director, The Germany Fund, Inc., The New Germany Fund Inc. and The Central European Equity Fund, Inc; and Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies). Formerly, President, Guinness Flight Investment Funds, Inc. (registered investment companies).

CARL W. VOGT, Esq., Director (4/20/36)
     Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking), American Science & Engineering (x-ray detection equipment), and ISI Family of Funds (registered investment companies). Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration); Interim President of Williams College and President, Flag Investors Family of Funds (registered investment companies).

JAMES A. ULMER III, Vice President (8/30/39)
     Principal, LaSalle Investment Management (Securities), L.P. (formerly, ABKB/LaSalle Securities Limited Partnership), 100 East Pratt Street, Baltimore, Maryland 21202, 1997-Present; Member, National Association of Real Estate Investment Trusts and past Chair of the Real Estate Analysts Group of the New York Society of Securities Analysts. Formerly, Portfolio analyst and strategist, AIRES Real Estate Services, 1993-1997.

CHARLES A. RIZZO, Treasurer (8/5/57)
     Director, Deutsche Asset Management; Certified Public Accountant and Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1998-1999; Senior Manager, Coopers & Lybrand L.L.P. (now
     PricewaterhouseCoopers LLP), 1993-1998.

AMY M. OLMERT, Secretary (5/14/63)
     Director, Deutsche Asset Management; Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1997-1999; Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1992-1997.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)
     Director, Deutsche Asset Management. Formerly, Principal, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1998-1999; Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

-------------------
* Messrs. Semans and Hale are directors who are 'interested persons,' as defined in the 1940 Act.

        Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by Investment Company Capital Corp. ('ICCC') or its affiliates. These funds are part of the Deutsche Asset Management Fund Complex (the 'Fund Complex'), which includes all the funds that formerly were part of the Flag Investors Funds Complex, as well as other funds. Mr. Semans serves as Chairman of six funds and as a Director of 18 other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds, President of each of the funds in the Fund Complex, as well as Director or Trustee of each of the funds in the Fund Complex. Messrs. Burt, Levy, McDonald, Wadsworth and Vogt and Ms. Rimel serve as Directors of 24 funds in the Fund Complex. Mr. Hardiman serves as Director of 22 funds in the Fund Complex. Mr. Rizzo serves as Treasurer for each of the funds, Ms. Olmert serves as Secretary for 24 funds, and Mr. Hirsch serves as Assistant Secretary, for 24 funds in the Fund Complex.

Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with Deutsche Banc Alex. Brown Inc. in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of Deutsche Asset Management or the Advisors may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an 'interested person' of the Fund (as defined in the 1940 Act) (an 'Independent Director') receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended December 31, 2000, Independent Directors' fees attributable to the assets of the Fund totaled $676.79.

The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended December 31, 2000.

                               COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------------------
                        Aggregate Compensation                                              Total Compensation From the
                        From the Fund Payable to               Pension or Retirement        Fund and Fund Complex Payable
Name of Person,         Directors for the Fiscal Year          Benefits Accrued As          To Directors for the Fiscal Year
Position                Ended December 31, 2000                Part of Fund Expenses        Ended December 31, 2000
------------------------------------------------------------------------------------------------------------------------------------

Richard T. Hale,                    $0                                   N/A                  $0
Chairman/President (1,2)

Truman T. Semans,                   $0                                   N/A                  $0
Director (1)

Richard R. Burt,                $79.52                                   N/A                  $39,000 for service on 24
Director                                                                                      Boards in the Fund Complex

Joseph R. Hardiman,             $79.52                                   N/A                  $39,000 for services on 22
Director                                                                                      Boards in the Fund Complex

Louis E. Levy,                  $99.91                                   N/A                  $ 49,000 for service on 24
Director                                                                                      Boards in the Fund Complex

Eugene J. McDonald,             $99.91                                   N/A                  $49,000 for service on 24
Director                                                                                      Boards in the Fund Complex

Rebecca W. Rimel,               $79.52                                   N/A                  $39,000 for service on 24
Director                                                                                      Boards in the Fund Complex

Carl W. Vogt,                   $80.49                                   N/A                  $39,000 for service on 24
Director                                                                                      Boards in the Fund Complex

Robert H. Wadsworth,            $79.52                                   N/A                  $39,000 for service on 24
Director                                                                                      Boards in the Fund Complex

----------
(1) A Director who is an 'interested person' as defined in the 1940 Act.
(2) Effective December 19, 2000, Mr. Hale has served as President of the Fund.

(3) Certain funds in the Fund Complex have adopted a Retirement Plan for eligible Directors, as described in the next paragraph. The actuarially computed pension expense for the Fund for the year ended December 31, 2000 was approximately $455.

Certain funds in the Fund Complex, including the Fund described in this Statement of Additional Information, adopted a Retirement Plan for Directors who are not employees of the Corporation, a Corporation's Administrator or its respective affiliates (the 'Directors Retirement Plan'). After completion of six years of service, each participant in the Directors Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Directors Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 24 funds that have adopted the Retirement Plan based upon the relative net assets of such fund. As of December 31, 2000 Messrs. McDonald and Levy have qualified for, but have not received, benefits.

Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2000 are as follows: for Mr. McDonald, 8 years; for Mr. Levy, 6 years; for Ms. Rimel and Mr. Vogt, 5 years; for Mr. Hardiman, 2 years; and for Mr. Burt and Mr. Wadsworth, 1 year.

        Estimated Annual Benefits Payable By Fund Complex Upon Retirement

Years of Service      Chairmen of Audit and Executive Committees      Other Participants
----------------      ------------------------------------------      ------------------
6 years                                 $4,900                               $3,900

7 years                                 $9,800                               $7,800

8 years                                 $14,700                             $11,700

9 years                                 $19,600                             $15,600

10 years or more                        $24,500                             $19,500

Effective February 12, 2001, the Board of Directors of the Corporation, as well as each fund participating in the Directors Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Plan to Directors, as calculated based on the following actuarial assumptions:
(1) retirement benefits at later of age 65 and 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.

Any Director who receives fees from the Corporation is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Levy, McDonald, Burt, Wadsworth, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among the funds in the Deutsche Asset Management Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Codes of Ethics

The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Fund's Code of Ethics permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Code's preclearance requirements. In addition, the Fund's Code provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Fund's Code prohibits short term trading profits and personal investment in initial public offerings, and requires prior approval with respect to purchases of securities in private placements.

The Fund's advisor, Investment Company Capital Corporation, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The advisor's Code permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Code's preclearance requirements. In addition, the Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Code prohibits short term trading profits and personal investment in initial public offerings, and requires prior approval with respect to purchases of securities in private placements.

The Fund's sub-advisor, LaSalle Investment Management (Securities), L.P., has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The sub-advisor's Code and related procedures permit access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with preclearance and "blackout period" requirements. The Code also requires prior approval for personal investments in initial public offerings.

These Codes of Ethics are on public file with, and are available from, the SEC.

The Fund's principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

INVESTMENT ADVISORY AND OTHER SERVICES

ICCC is an indirect subsidiary of Deutsche Bank A.G. ICCC is also the investment advisor to other funds in the Fund Complex. LaSalle, a Maryland limited partnership, is a registered investment advisor that is indirectly controlled by Jones Lang LaSalle Incorporated, an international real estate investment management company. (See the section entitled 'Investment Advisor and Sub-Advisor' in the Prospectus).

Under the Investment Advisory Agreement, ICCC has agreed to obtain and evaluate economic, statistical and financial information and to formulate and implement investment policies for the Fund. ICCC has delegated this latter responsibility to LaSalle. Any investment program undertaken by ICCC or LaSalle will at all times be subject to policies and control of the Fund's Board of Directors. ICCC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. ICCC provides these services without reimbursement by the Fund for any costs. Neither ICCC nor LaSalle shall be liable to the Fund or its shareholders for any act or omission by ICCC or LaSalle or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and LaSalle to the Fund are not exclusive and ICCC and LaSalle are free to render similar services to others.

As compensation for its services, ICCC is entitled to receive an annual fee from the Fund, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of that portion exceeding $300 million. ICCC has contractually agreed to reduce its annual fee, if necessary, or to make payments to the Fund to limit the Fund's annual expenses to 1.25% of the Class A Shares' average daily net assets, 2.00% of the Class B Shares' average daily net assets and 1.00% of the Institutional Class' average daily net assets. This agreement will continue until at least April 30, 2002 and may be extended. As compensation for providing sub-advisory services, LaSalle is entitled to receive a fee from ICCC, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.40% of the first $100 million, 0.35% of the next $100 million, 0.30% of the next $100 million and 0.25% of that portion over $300 million. LaSalle has agreed to waive its fees in direct proportion to any fee waivers by ICCC during the term of the agreement.

Each of the Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under 'Capital Stock'). The Fund or ICCC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

Advisory fees paid by the Fund to ICCC for the last three fiscal years were as follows:


              Advisory Fees For the Fiscal Year Ended December 31,

                             2000              1999              1998
                             ----              ----              ----
Contractual Fee            $170,871          $221,377          $315,817

Less amount waived        $(138,733)        ($206,400)        ($144,382)

Fee after waivers           $32,138*          $14,977*         $171,435*

----------

* Absent fee waivers for the fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998, the Fund's Total Operating Expenses would have been 1.78%, 1.86% and 1.55%, respectively, of the Class A Shares' average daily net assets, 2.53%, 2.61% and 2.30%, respectively, of the Class B Shares' average daily net assets, and 1.53%, 1.61% and 1.28%, respectively, of the Institutional Class' average daily net assets.

Sub-Advisory fees paid by ICCC to LaSalle for the last three fiscal years were as follows:


                         Fiscal Year Ended December 31,

                             2000              1999              1998
                             ----              ----              ----
LaSalle                       $0             $9,217**          $105,311**

----------
** Net of fee waivers.


ICCC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICCC serves as the Fund's Custodian. (See the section entitled 'Custodian, Transfer Agent and Accounting Services.')

DISTRIBUTION OF FUND SHARES

ICC Distributors, Inc. ('ICC Distributors' or the 'Distributor') serves as the distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the 'Distribution Agreement').

The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under the section entitled 'Capital Stock') or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter provided that it is approved at least annually by:

1) a vote of a majority of the outstanding voting securities of the related class of the Fund or

2) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, so long as the Fund's Plan of Distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval.

ICC Distributors and certain broker-dealers ('Participating Dealers') have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of assignment.

In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, including Deutsche Banc Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor, or their respective affiliates will provide compensation out of their own resources. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Distributor or Shareholder Servicing Agent in connection with their respective Agreements, the Fund may be required to alter materially or discontinue its arrangements with those agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. In addition, banks and financial institutions may be required to register as dealers pursuant to state law.

As compensation for providing distribution services for the Class A Shares as described above, ICC Distributors receives an annual fee, calculated and paid monthly, equal to 0.25% of the Class A Shares' average daily net assets. ICC Distributors expects to allocate a substantial portion of its annual fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution services for the Class B Shares as described above, ICC Distributors receives an annual fee equal to 0.75% of the Class B Shares' average daily net assets. ICC Distributors expects to retain the entire distribution fee as reimbursement for front-end payments to Participating Dealers. In addition, with respect to the Class B Shares, ICC Distributors receives a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class B Shares. ICC Distributors receives no compensation for distributing the Institutional Class.

As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, ICC Distributors received fees in the following amounts:


                         Fiscal Year Ended December 31,

Fee                                     2000           1999           1998
                                        ----           ----           ----
12b-1 Fee-Class A Shares              $51,317         $68,055       $166,311

12b-1 Fee and Shareholder Servicing
   Fee-Class B Shares                 $52,010         $62,463       $ 23,251

In return for the distribution fees, ICC Distributors paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted two separate Plans of Distribution, one for the Class A Shares and one for the Class B Shares (collectively, the 'Plans'). Under the Plans, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents.

In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to materially increase the fee to be paid pursuant to the related Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding class of Shares (as defined under the section entitled 'Capital Stock').

During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement, to broker-dealers pursuant to any Sub-Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under such Plans. Payments under the Plans are made as described above regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors' overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the average daily net assets invested in that class or to the Class B Shares is less than 0.75% of the average daily net assets invested in that class for any period, the unexpended portion of the distribution fees may be retained by ICC Distributors. The Plans do not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if any of the Plans are terminated in accordance with their terms, the obligation of the Fund to make payments to ICC Distributors pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the related Distribution Agreement terminates with respect to such Plan.

The Fund's distributor received commissions on the sale of the Class A Shares and contingent deferred sales loads on the Class B Shares and retained from such commissions and sales charges the following amounts:

                         Fiscal Year Ended December 31,


Class                           2000                        1999                        1998
-----                           ----                        ----                        ----
                       Received      Retained      Received      Retained      Received      Retained
                       --------      --------      --------      --------      --------      --------
Class A Commissions     $4,845          $0           $40,609          $0         $147,191       $0

Class B Contingent      $6,521          $0           $61,120          $0          $38,866       $0
Deferred Sales
Charge

General Information

The Fund pays all costs associated with its organization and registration under the 1933 Act and the 1940 Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent certified public accountants, in connection with any matter relating to the Fund; a portion of membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC Distributors, ICCC or LaSalle.

The address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

BROKERAGE

Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between the Advisors and the broker-dealers. ICCC and LaSalle may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates and ICC Distributors.

In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which such an affiliate acts as a principal.

If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

The Advisors' primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, the Advisors may, in their discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services that are deemed by the Advisors to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Advisors with clients other than the Fund. These research services may include company and industry research reports. Similarly, any research services received by the Advisors through placement of portfolio transactions of other clients may be of value to them in fulfilling their obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to the Advisors by a broker-dealer. The Advisors are of the opinion that because the material must be analyzed and reviewed by their staffs, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisors' research and analysis. Therefore, it may tend to benefit the Fund by improving the Advisors' investment advice. The Advisors' policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in the Advisors' opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, the Advisors are also authorized to pay broker-dealers higher commissions on brokerage transactions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The Advisors may use these research services in managing all of their accounts. However, the account, including the Fund, whose commissions are used to obtain the research, may not necessarily get the benefit of the research. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through affiliates of the Advisors. The Board also has adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid to the affiliates of the Advisors must be 'reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.' Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires the Advisors to furnish reports and to maintain records in connection with such reviews.

The Advisors directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:


                         Fiscal Year Ended December 31,

                              2000                1999                  1998
                              ----                ----                  ----

Transactions Directed   $99,243,750           $ 17,978,890          $ 21,012,909

Commissions Paid        $    46,000           $     52,829          $     40,363


For the fiscal year ended December 31, 2000, the Fund paid commissions to Deutsche Bank AG and its affiliates in the aggregate amount of $230. For the fiscal year ended December 31, 1999 and December 31, 1998, the Fund paid $0 and $290,267, respectively, in brokerage commissions to Deutsche Bank AG and its affiliates. The Fund is required to identify any securities of its 'regular brokers or dealers' (as such term is defined in the 1940 Act) that the Fund has acquired during its most recent fiscal year. The Fund did not hold any securities of its 'regular broker or dealers' in the fiscal year ended December 31, 2000.

ICCC and LaSalle each manage other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisors. The Advisors may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

CAPITAL STOCK

The Fund is authorized to issue Shares of capital stock, par value $.001 per share, all of which Shares are designated common stock. The Board of Directors may increase or decrease the number of authorized shares without shareholder approval.

The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time. The Fund currently has one Series and the Board has designated four classes of Shares:
'Real Estate Securities Fund-Class A Shares,' 'Real Estate Securities Fund-Class B Shares,' 'Real Estate Securities Fund-Class C Shares' and 'Real Estate Securities Fund Institutional Class.' The Real Estate Securities Fund-Class C Shares have not been offered as of the date of this Statement of Additional Information. In the event separate series are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.

Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

As used in this Statement of Additional Information the term 'majority of the outstanding Shares' means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL AND ANNUAL REPORTS

The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, PricewaterhouseCoopers LLP.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

Bankers Trust Company ('Bankers Trust') 130 Liberty Street, New York, New York 10006, an affiliate of ICCC, serves as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended December 31, 2000, Bankers Trust was paid $2,843 as compensation for providing custody services to the Fund. ICCC serves as the Fund's transfer and dividend disbursing agent and provides certain accounting services under a Master Services Agreement between the Fund and ICCC. As compensation for providing transfer and dividend disbursing services, ICCC receives from the Fund up to $16.60 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended December 31, 2000, ICCC received transfer agency fees of $33,683.

As compensation for providing accounting services, ICCC receives an annual fee, calculated daily and paid monthly as shown below.

Average Net Assets                             Incremental Annual Accounting Fee
------------------                             ---------------------------------
$          0         -  $   10,000,000                  $13,000(fixed fee)
$ 10,000,000         -  $   20,000,000                    0.100%
$ 20,000,000         -  $   30,000,000                    0.080%
$ 30,000,000         -  $   40,000,000                    0.060%
$ 40,000,000         -  $   50,000,000                    0.050%
$ 50,000,000         -  $   60,000,000                    0.040%
$ 60,000,000         -  $   70,000,000                    0.030%
$ 70,000,000         -  $  100,000,000                    0.020%
$100,000,000         -  $  500,000,000                    0.015%
$500,000,000         -  $1,000,000,000                    0.005%
over $1,000,000,000                                       0.001%

In addition, the Fund reimburses ICCC for certain out-of-pocket expenses incurred in connection with ICCC's provision of accounting services under the Master Services Agreement. As compensation for providing accounting services to the Fund for the fiscal year ended December 31, 2000, ICCC received fees of $28,039.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, is independent accountant to the Fund.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

PERFORMANCE INFORMATION

The Fund may compare its performance to other funds or to relevant indices, such as the Wilshire Real Estate Index, the NAREIT Equity Index, the S&P 500, the Russell 2000, the S&P Utilities Index and the Lehman Brothers Fixed Income Index.

For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices or averages in advertisements or in certain reports to shareholders, performance will generally be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.

Total Return Calculations

The total return quotations, under the rules of the SEC, must be calculated according to the following formula: P(1 + T)n = ERV
         Where: P = a hypothetical initial payment of $1,000
                T = average annual total return
                n = number of years (1, 5 or 10)
              ERV = ending redeemable value at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of the series or class). In calculating the ending redeemable value for the Class A Shares, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. In calculating the performance of the Class B Shares, the applicable contingent deferred sales charge (5.0% for the one-year period, 2.0% for the five-year period and no sales charge thereafter) is deducted from the ending redeemable value and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. 'T' in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 payment for the periods ended December 31, 2000 were as follows:

                                               One-Year Period Ended                  Inception Through
                                                 December 31, 2000                    December 31, 2000
                                       ---------------------------------     -----------------------------------
                                            Ending                                Ending          Average Annual
Class                                  Redeemable Value     Total Return     Redeemable Value      Total Return
-----                                  ----------------     ------------     ----------------     --------------
                                            $1,279             22.88%             $1,809            10.39%
Class A - January 3, 1995(1)
                                            $1,240             24.02%             $1,821            10.52%
Class B - January 3, 1995(1)
                                            $1,298             29.79%             $1,193             4.81%
Institutional - March 31, 1997(1)

----------
(1) Inception Date.

        The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper, Inc., CDA/Weisenberger or Morningstar Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Yield Calculations

The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

Calculated in the manner described above, the Fund's yield for the 30-day period ended December 31, 2000 was 3.05% for the Class A Shares, 2.36% for the Class B Shares, and 3.81% for the Institutional Class.

Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income that, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding US Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended December 31, 2000, 1999 and 1998, the Fund's portfolio turnover rates were 39%, 7% and 24%, respectively.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 4, 2001, to Fund management's knowledge, Deutsche Banc Alex. Brown beneficially owned less than 1% of the Fund's total outstanding Shares and directors and officers as a group owned less than 1% of the Fund's total outstanding Shares. As of April 4, 2001, to Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of the Fund:

                                               Owned of      Beneficially
         Name and Address                       Record          Owned          Percentage Owned
         ----------------                      --------      ------------      ----------------
Bankers Trust Corp & Affil 401K Savings Plan      [X]            [X]         16.08% of Class A Shares
The Partnershare Plan of Bankers Trust
NY Corp & Affil
100 Plaza One
Jersey City, NJ  07311-3999

Dean Witter FBO                                   [X]             [X]        5.54% of Class B Shares
Haussner Family Partnership
P.O. Box 250
New York, NY  10008-0250

Merrill Lynch Pierce Fenner & Smith Mutual                                   16.18% of Class B Shares
Funds Operations                                  [X]
Attn: Transfer Supervisor
4800 Deer Lake Dr E Fl 3
Jacksonville Fl 32246-6484

Deutsche Banc Alex. Brown Inc.                    [X]                        99.26% of Institutional Class
FBO 250-10788-16
P.O. Box 1346
Baltimore, MD  21203-1346

FINANCIAL STATEMENTS

        The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements.

The financial statements for the Fund, including notes thereto and the report of PricewaterhouseCoopers LLP, for the period ended December 31, 2000, are incorporated herein by reference to the Fund's Annual Report dated December 31, 2000. The Fund's Annual Report to shareholders of Real Estate Securities Fund, Inc. dated December 31, 2000, is on file with the SEC.

APPENDIX

The following descriptions or ratings have been published by Standard & Poor's Ratings Group ('S&P') and Moody's Investors Service, Inc. ('Moody's').

--------------------------------------------------------------------------------

Description of Commercial Paper Ratings

S&P - Commercial paper rated A by S&P is regarded as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with 'extremely strong' safety characteristics. Those rated A-1 reflect a 'strong' degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.

Moody's - Commercial paper issues rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.

--------------------------------------------------------------------------------

Description of Corporate Bond Ratings

S&P - AAA - Highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

A - Have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's- Aaa - Judged to be of the best quality. Carry the smallest degree of investment risk and generally referred to as 'gilt-edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Judged to be of high quality by all standards. Together with the Aaa group comprise what are generally known as high-grade bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than Aaa securities.

A - Possess many favorable investment attributes and considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Considered as medium-grade obligations i.e., neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

PART C.  OTHER INFORMATION

Item 23. Exhibits

(a)(1) Articles of Incorporation, dated April 29, 1994, incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.

(a)(2) Articles Supplementary to Articles of Incorporation, dated December 5, 1994, incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.

(a)(3) Articles Supplementary to Articles of Incorporation, dated December 19, 1996, incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000798) on April 29, 1997.

(a)(4) Articles Supplementary to Articles of Incorporation, dated October 23, 1998, incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No.
950116-99-000309) on February 26, 1999.

(a)(5) Articles of Amendment to Articles of Incorporation, dated April 9, 2001, filed herewith.

(a)(6) Articles of Amendment to Articles of Incorporation, dated April 27, 2001, filed herewith.

(b) By-Laws, as amended through July 28, 1999, incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-00-001021) on April 28, 2000.

(c) Instruments Defining Rights of Security Holders for Flag Investors Shares, incorporated by reference to Exhibit 1(Articles of Incorporation), as amended to date, to Post-Effective Amendment Nos. 4 and 6 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession Nos. 950116-96-000269 and 950116-97-000798, respectively) on April 26, 1996 and April 29, 1997, respectively, and Exhibit 2 (By-Laws) as amended to date, to Post-Effective Amendment No. 6 to such Registration Statement, filed with the Securities and Exchange Commission via EDGAR on April 29, 1997.

(d)(1) Investment Advisory Agreement dated June 4, 1999, between Registrant and Investment Company Capital Corp., incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-00-001021) on April 28, 2000.

(d)(2) Investment Sub-Advisory Agreement dated June 4, 1999, between Registrant, Investment Company Capital Corp. and LaSalle Investment Management (Securities), LP, incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-00-001021) on April 28, 2000.

(d)(3) Expense Limitation Agreement, dated May 1, 2001, between Registrant and Investment Company Capital Corp., filed herewith.

(e)(1) Distribution Agreement dated as of August 31, 1997 between Registrant and ICC Distributors, Inc., incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-78648) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000947) on April 28, 1998.

(e)(2) Form of Sub-Distribution Agreement between ICC Distributors, Inc. and Participating Dealers, incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-78648) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000947) on April 28, 1998.

(e)(3) Form of Shareholder Servicing Agreement between Registrant and Shareholder Servicing Agent, incorporated by reference to Exhibit (6)(c) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-78648) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000947) on April 28, 1998.

(f) Not Applicable.

(g)(1) Custodian Agreement dated June 5, 1998, between Registrant and Bankers Trust Company, incorporated by reference to Post-Effective No. 8 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000309) on February 26, 1999.

(g)(2) Master Services Agreement between Registrant and Investment Company Capital Corp. dated September 1, 2000 as amended through March 28, 2001, filed herewith.

(h) Not Applicable.

(i) Opinion of Counsel, filed herewith.

(j) Consent of Independent Accountants, filed herewith.

(k) Not Applicable.

(l) Subscription Agreement, incorporated by reference to Exhibit 13 to Post-Effective No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.

(m)(1) Distribution Plan (Flag Investors Class A Shares), incorporated by reference to Exhibit (15)(a) to Post-Effective No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.

(m)(2) Distribution Plan (Flag Investors Class B Shares), incorporated by reference to Exhibit (15)(b) to Post-Effective No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.

(m)(3) Amended Distribution Plan (Flag Investors Class A Shares), incorporated by reference to Exhibit (15)(c) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N- 1A (File No. 33-78648) filed with the Securities and Exchange Commission via EDGAR (Accession No.
950116-98-000947) on April 28, 1998.

(m)(4) Amended Distribution Plan (Flag Investors Class B Shares), incorporated by reference to Exhibit (15)(d) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-78648) filed with the Securities and Exchange Commission via EDGAR (Accession No.
950116-98-000947) on April 28, 1998.

(n) Financial Data Schedule, not applicable.

(o)(1) Rule 18f-3 Plan, incorporated by reference to Exhibit (18)(a) to Post-Effective No. 5 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-001366) on November 21, 1996.

(o)(2) Amended Rule 18f-3 Plan, incorporated by reference to Post-Effective No. 8 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000309) on February 26, 1999.

(p)(1) Deutsche Asset Management Code of Ethics, filed herewith.

(p)(2) LaSalle Investment Management (Securities), LP Code of Ethics incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-00-001021) on April 28, 2000.

(q) Powers of Attorney, filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant.

         None.

Item 25. Indemnification.


        Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit (a) to this Registration Statement and incorporated herein by reference, provide as follows:

        Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

        Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as to its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation Law.

        Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        Section 4. References to the Maryland General Corporation Law in this
Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

        Sections 1, 2, 3, 4 and 5 of Article XIII of Registrant's By-Laws, included as Exhibit (b) to this Registration Statement and incorporated herein by reference, provide as follows:

        Section 1. Indemnification. The Corporation shall indemnify its Directors to the fullest extent that indemnification of Directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its Directors and to such further extent as is consistent with law. The Corporation shall indemnify its Directors and officers who while serving as Directors or officers also serve at the request of the Corporation as a Director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. This Article XIII shall not protect any such person against any liability to the Corporation or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        Section 2. Advances. Any current or former Director or officer of the Corporation claiming indemnification within the scope of this Article XIII shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as such statutes are now or hereafter in force.

        Section 3. Procedure. On the request of any current or former Director or officer requesting indemnification or an advance under this Article XIII, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, whether the standards required by this Article XIII have been met.

        Section 4. Other Rights. The indemnification provided by this Article XIII shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of shareholders or disinterested Directors or otherwise, both as to action by a Director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

        Section 5. Maryland Law. References to the Maryland General Corporation Law in this Article XIII are to such law as from time to time amended.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

Item 26. Business and Other Connections of Investment Advisor.

        (a) Advisor

        During the last two fiscal years, no director or officer of Investment Company Capital Corporation, the Registrant's investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

        (b) Sub-Advisor

      During the last two fiscal years, no officer of LaSalle Investment Management (Securities), LP, the Registrant's investment sub-advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27. Principal Underwriters.


(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Emerging Growth Fund, Inc. (formerly, Flag Investors Emerging Growth Fund, Inc.), Deutsche Asset Management Total Return U.S. Treasury Fund Shares (formerly the Flag Investors Total Return U.S. Treasury Fund Shares) of Total Return U.S. Treasury Fund, Inc., Deutsche Asset Management Managed Municipal Fund Shares (formerly the Flag Investors Managed Municipal Fund Shares) of Managed Municipal Fund, Inc., Short-Intermediate Income Fund, Inc. (formerly, Flag Investors Short-Intermediate Income Fund, Inc.) Flag Investors Value Builder Fund, Inc., Real Estate Securities Fund, Inc. (formerly, Flag Investors Real Estate Securities Fund, Inc.), Flag Investors Equity Partners Fund, Inc., Flag Investors Series Funds, Inc. (formerly, Flag Investors International Fund, Inc.), Deutsche Investors Funds, Inc. (formerly, Flag Investors Funds, Inc.), Deutsche Investors Portfolios Trust (formerly, Flag Investors Portfolios Trust), Morgan Grenfell Investment Trust, Glenmede Fund, Inc. and Glenmede Portfolios.

(b)
------------------------------------------------------------------------------
Name and Principal        Position and Offices          Position and Offices
Business Address*         With Principal Underwriter    With Registrant
------------------------------------------------------------------------------
John Y. Keffer            President                     None
------------------------------------------------------------------------------
Ronald H. Hirsch          Treasurer                     None
------------------------------------------------------------------------------
Nanette K. Chern          Chief Compliance Officer      None
------------------------------------------------------------------------------
David I. Goldstein        Secretary                     None
------------------------------------------------------------------------------
Benjamin L. Niles         Vice President                None
------------------------------------------------------------------------------
Frederick Skillin         Assistant Treasurer           None
------------------------------------------------------------------------------
Marc D. Keffer            Assistant Secretary           None
------------------------------------------------------------------------------

* Two Portland Square
  Portland, ME  04101

(c) Not Applicable.

Item 28. Location of Accounts and Records.

         Investment Company Capital Corp. ("ICCC"), Registrant's investment advisor, transfer agent, dividend disbursing agent and accounting services provider, One South Street, Baltimore, Maryland 21202, and LaSalle Investment Management (Securities), LP ("LaSalle"), 100 East Pratt Street, Baltimore, Maryland 21202, Registrant's sub-advisor, maintain physical possession of each such account, book or other document of the Fund, except for those maintained by the Registrant's custodian, Bankers Trust Company, 130 Liberty Street, New York, New York, 10006.

         In particular, with respect to the records required by Rule 31a-1(b)(1), ICCC and LaSalle each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and Bankers Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the transfer agent), all receipts and disbursements of cash, and all other debts and credits.

Item 29. Management Services.

         Not Applicable.

Item 30. Undertakings.

         Not Applicable.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Baltimore, and State of Maryland on the 30th day of April, 2001.

                                              REAL ESTATE SECURITIES FUND, INC.

                                               By: /s/ Richard T. Hale*
                                                   --------------------
                                                   Richard T. Hale
                                                   President

           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

Name                                Title                                       Date
----                                -----                                       ----
*/s/ Richard T. Hale                President and Chairman                      April 30, 2001
--------------------
Richard T. Hale


*/s/ Richard R. Burt                Director                                    April 30, 2001
--------------------
Richard R. Burt


*/s/ Joseph R. Hardiman             Director                                    April 30, 2001
-----------------------
Joseph R. Hardiman


*/s/ Louis E. Levy                  Director                                    April 30, 2001
------------------
Louis E. Levy


*/s/ Eugene J. McDonald             Director                                    April 30, 2001
-----------------------
Eugene J. McDonald


*/s/ Rebecca W. Rimel               Director                                    April 30, 2001
---------------------
Rebecca W. Rimel


*/s/ Truman T. Semans               Director                                    April 30, 2001
---------------------
Truman T. Semans


*/s/ Robert H. Wadsworth            Director                                    April 30, 2001
------------------------
Robert H. Wadsworth

*/s/ Carl W. Vogt, Esq.             Director                                    April 30, 2001
-----------------------
Carl W. Vogt

*/s/ Charles A. Rizzo               Chief Financial and                         April 30, 2001
---------------------               Accounting Officer
Charles A. Rizzo

By: /s/ Daniel O. Hirsch            Daniel O. Hirsch, Attorney-In-Fact          April 30, 2001
    --------------------
*By Power of Attorney.


RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the Flag Funds Complex on behalf of each Fund's President pursuant to a properly executed power of attorney.

RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the Flag Funds Complex on behalf of each Fund's Chief Financial Officer pursuant to a properly executed power of attorney.


Effective May 7, 2001, the Flag Funds Complex will become a part of the Deutsche Asset Management Complex.